Bank of America 3Q20 Financial Results October 14, 2020

3Q Earnings Themes • Solid, diverse earnings of $4.9B, or $0.51 per diluted share — Revenue pressured by low interest rates — Expense elevated from COVID-related costs and litigation — Credit costs improved • Strong balance sheet and capital positions • Digital Banking adoption by customers across the company continued to accelerate • Economy continued to recover in the quarter — Consumer spending improved — Consumer deposit growth was strong — Capital markets remained active — Loan demand weakened 2

Credit Quality Trends Provision Expense ($MM) Active Consumer Deferrals $5,117 $4,761 1.5 1.7 1.7 1,146 1,122 1.1 $1,389 $39 3,639 3,971 0.5 $35 $37 $779 $941 0.2 0.1 972 $20 811 959 417 $9 $13 $9 (32) (18) March April May June July August September 3Q19 4Q19 1Q20 2Q20 3Q20 Balances on Deferral ($B) Accounts on Deferral (MM) Reserve Build (Release) Net charge-offs Commercial Reservable Criticized Utilized Exposure ($B) Nonperforming Loans ($B) $4.6 $4.4 $4.1 $36 $3.6 $3.5 0.48% 0.44% $26 0.39% 6.6% 0.36% 0.36% $17 4.5% $2.2 $2.1 $12 $11 $2.2 $2.2 $2.2 $2.4 $2.2 $1.9 2.8% $1.5 2.2% 2.1% $1.3 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Commercial Reservable Criticized Utilized Exposure Consumer Commercial NPL Ratio Commercial Reservable Criticized Utilized Exposure Ratio 3

Digital Engagement (Data is for 3Q20 and comparisons are YoY unless otherwise noted) • 2.3B digital banking logins • Average logins per user up 5% • Erica users rose to ~15.9MM • Zelle users rose to ~12.2MM • 2.3MM Spanish mobile users, up 12% • Record high of 688K digitally scheduled appointments • Merrill Edge self-directed trading up 151% • ~500K CashPro online users • CashPro mobile logins up 54% • CashPro app has seen 19 “billion dollar days” since March • Nearly 4,400 patents granted or applied for with ~275 granted in 2020 • 370K secure texts with Merrill clients, up 58% • Over 100K WebEx meetings hosted by advisors, up nearly 7x • Record logins on Merrill Lynch digital platforms of ~95MM YTD • Record Private Bank client adoption of 77% across online and mobile platforms • 813K new mobile check deposit users, ~20% of which were baby boomers and seniors • Digital sales represented 44% of total consumer sales, up from 29% Continued to deliver on high-tech, high-touch strategy 4

3Q20 Financial Results [1]

Summary Income Statement ($B, except per share data)	3Q20	2Q20	$ Inc / (Dec)	3Q19	$ Inc / (Dec)
Total revenue, net of interest expense	**$20.3**	$22.3	($2.0)	$22.8	($2.5)
Provision for credit losses	**1.4**	5.1	(3.7)	0.8	0.6
Net charge-offs	***1.0***	*1.1*	*(0.2)*	*0.8*	*0.2*
Reserve build [2]	***0.4***	*4.0*	*(3.6)*	*(0.0)*	*0.4*
Noninterest expense	**14.4**	13.4	1.0	15.2	(0.8)
Pretax income	**4.5**	3.8	0.7	6.9	(2.3)
Pretax, pre-provision income [3]	***5.9***	*8.9*	*(3.0)*	*7.6*	*(1.7)*
Income tax expense	**(0.3)**	0.3	(0.6)	1.1	(1.4)
Net income	**$4.9**	$3.5	$1.3	$5.8	($0.9)
Diluted earnings per share	**$0.51**	$0.37	$0.14	$0.56	($0.05)
Average diluted common shares (in millions)	**8,777**	8,768	9	9,353	(576)

Return Metrics and Efficiency Ratio	3Q20	2Q20	3Q19
Return on average assets	**0.71** %	0.53 %	0.95 %
Return on average common shareholders' equity	**7.2**	5.4	8.5
Return on average tangible common shareholders' equity [3]	**10.2**	7.6	11.8
Efficiency ratio	**71**	60	67

Note: Amounts may not total due to rounding.

[1] 3Q20 provision for credit losses, allowance for credit losses and related credit metrics in this presentation reflect the Company's adoption of the accounting standard on current expected credit losses (CECL) effective January 1, 2020. For more information, see important presentation information on slide 32.

[2] For more information on reserve build, see note A on slide 29.

[3] Represent non-GAAP financial measures. For more information on pretax, pre-provision income and a reconciliation to GAAP, see note B on slide 29. For important presentation information about these measures, see slide 32.

5

3Q20 Highlights (Comparisons are to 2Q20 unless otherwise noted) • Diluted earnings per share of $0.51, up 38% • Net income of $4.9B increased $1.3B, or 38% — Revenue of $20.3B declined 9%, driven by lower net interest income and noninterest income . Net interest income of $10.1B ($10.2B FTE 1), down 7%, driven primarily by lower interest rates as well as lower loan levels . Sales and Trading revenue of $3.2B and Investment Banking fees of $1.8B, declined from robust 2Q20 levels — Noninterest expense of $14.4B increased $1.0B, or 7%, driven by elevated litigation expense, higher net COVID-19 expenses, and the addition of merchant services expenses 2 — Provision expense of $1.4B declined $3.7B . Included a $0.4B net reserve build in allowance for credit losses . Net charge-offs of $1.0B were down $0.2B • Strengthened balance sheet — Common Equity Tier 1 capital rose to $173B — Common Equity Tier 1 capital ratio of 11.9% increased 50bps (minimum requirement is 9.5%) — Book value per share of $28.33 improved — Paid $1.6B in common dividends to shareholders in 3Q Note: FTE stands for fully taxable-equivalent basis. 1 Represents a non-GAAP financial measure. For important presentation information, see slide 32. 2 Merchant services expenses were previously included in Other income as part of joint venture net earnings. 6

Balance Sheet, Liquidity and Capital

(EOP basis unless noted)

Balance Sheet ($B)	3Q20	2Q20	3Q19
Total assets	$2,738.5	$2,741.7	$2,426.3
Total loans and leases	955.2	998.9	972.9
Total loans and leases in business segments [1]	932.1	973.8	933.2
Total debt securities	584.4	471.9	444.6
Funding & Liquidity ($B)			
Total deposits	$1,702.9	$1,718.7	$1,392.8
Long-term debt	255.7	261.6	243.4
Global Liquidity Sources (average) [2]	859	796	552
Equity ($B)			
Common shareholders' equity	$245.4	$242.2	$244.8
Common equity ratio	9.0 %	8.8 %	10.1 %
Tangible common shareholders' equity [3]	$175.2	$172.4	$174.9
Tangible common equity ratio [3]	6.6 %	6.5 %	7.4 %
Per Share Data			
Book value per common share	$28.33	$27.96	$26.96
Tangible book value per common share [3]	20.23	19.90	19.26
Common shares outstanding (in billions)	8.66	8.66	9.08

Standardized became binding constraint; advanced benefited from lower operational risk RWA

Basel 3 Capital ($B) [4]	3Q20	2Q20	3Q19
Common equity tier 1 capital (CET1)	$173.2	$171.0	$169.2
Standardized approach			
Risk-weighted assets	$1,459	$1,475	$1,484
CET1 ratio	11.9 %	11.6 %	11.4 %
Advanced approaches			
Risk-weighted assets	$1,363	$1,504	$1,440
CET1 ratio	12.7 %	11.4 %	11.7 %
Supplementary leverage			
Supplementary leverage ratio (SLR)	6.9 %	7.1 %	6.6 %

- In 3Q20, risk-weighted assets under the Standardized approach yielded the lower CET1 ratio and was therefore used to assess capital adequacy; CET1 ratio improved 50bps
  - 3Q20 CET1 ratio (Standardized) of 11.9% [4]
  - 3Q20 CET1 ratio (Advanced) of 12.7% [4]
  - CET1 capital of $173.2B was up $2.2B from 2Q20
  - Standardized RWA of $1,459B decreased $16B from 2Q20
- Returned $1.6B of capital to shareholders via dividends in 3Q20
- Book value per share increased 5% from 3Q19 to $28.33
- $859B of average Global Liquidity Sources;[2] up $307B from 3Q19

[1] Excludes loans and leases in All Other.
[2] See Note C on slide 29 for definition of Global Liquidity Sources.
[3] Represent non-GAAP financial measures. For important presentation information, see slide 32.
[4] Regulatory capital ratios at September 30, 2020 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy, which for Common equity tier 1 (CET1) is the Standardized approach for both quarters ended September 30, 2020 and 2019 and the Advanced approaches for the quarter ended June 30, 2020. Supplementary leverage exposure at September 30, 2020 and June 30, 2020 excludes U.S. Treasury Securities and deposits at Federal Reserve Banks. SLR would have been 6.2% and 6.3% as of 3Q20 and 2Q20 without the benefit of the exclusions.

7

Average Loans and Leases 1 Total Loans and Leases ($B) Total Loans and Leases in All Other ($B) $1,250 YoY $125 $105 YoY $965 $974 +1% (42%) $1,000 $901 $918 $931 $100 9 19 $77 $750 $75 0 $60 15 $42 $500 $50 12 77 6 $24 62 $250 $25 48 36 4 20 $0 $0 3Q16 3Q17 3Q18 3Q19 3Q20 3Q16 3Q17 3Q18 3Q19 3Q20 Residential mortgage Home equity Other Loans and Leases in Business Segments ($B) Year-Over-Year Growth in Business Segments $1,200 YoY 15% $950 +3% $871 $923 $795 $842 72 +1% 71 72 11% $800 69 72 10% 373 -1% 353 377 334 346 14% 6% 6% 6% $400 170 186 +9% 5% 143 154 162 8% 7% 6% 6% 6% 6% 5% 3% 249 269 285 304 319 +5% 3% 3% $0 0% 3Q16 3Q17 3Q18 3Q19 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Consumer Banking GWIM Global Banking Global Markets Consumer loans Commercial loans Total in business segments Note: Amounts may not total due to rounding. 1 Includes balances related to the Coronavirus Aid, Relief, and Economic Security (CARES) Act Paycheck Protection Program (PPP) of $24.7B recorded in Consumer $14.5B, GWIM $0.8B and Global Banking $9.4B for 3Q20 and balances of $16.0B recorded in Consumer $9.2B, GWIM $0.5B and Global Banking $6.2B for 2Q20. 8

Average Deposits Bank of America Ranked #1 in U.S. Deposit Market Share 1 Total Corporation ($B) Consumer Banking ($B) YoY YoY $1,695 $861 $1,750 +23% $900 +21% $1,316 $1,375 $709 $1,400 $1,227 $1,272 $659 $688 612 +55% $606 276 423 396 $600 194 206 +27% $1,050 439 437 181 166 207 174 $700 136 151 163 $300 979 1,083 +11% 789 835 894 $350 304 327 331 330 378 +15% $0 $0 3Q16 3Q17 3Q18 3Q19 3Q20 3Q16 3Q17 3Q18 3Q19 3Q20 Interest-bearing Noninterest-bearing Money market, Savings, CD/IRA Interest checking Noninterest-bearing GWIM ($B) Global Banking ($B) YoY $292 $471 +31% $300 YoY $500 $254 $254 19 $240 $238 +15% 17 15 +26% $400 $360 17 16 $338 $307 $316 +73% $200 281 $300 163 273 +14% 198 237 240 $200 235 221 $100 223 222 -4% $100 198 190 140 72 94 $0 $0 3Q16 3Q17 3Q18 3Q19 3Q20 3Q16 3Q17 3Q18 3Q19 3Q20 Interest-bearing Noninterest-bearing Interest-bearing Noninterest-bearing Note: Amounts may not total due to rounding. Total Corporation also includes Global Markets and All Other. 1 Based on June 30, 2020 FDIC deposit data. 9

Net Interest Income

Net Interest Income (FTE, $B) [1]


$15
$10
$5
$0
$12.34
$12.29
$12.27
$10.98
$10.24
$12.19
$12.14
$12.13
$10.85
$10.13
3Q19
4Q19
1Q20
2Q20
3Q20
Net interest income (GAAP)
FTE adjustment

- Net interest income of $10.13B ($10.24B FTE [1])
  - Decreased $0.7B from 2Q20, driven by lower interest rates and lower loan levels, partially offset by lower deposit rate paid and one additional interest accrual day
- Net interest yield of 1.72% decreased 15 bps from 2Q20 [1]
  - Average rate paid on interest-bearing deposits declined 5 bps from 2Q20 to 0.08%
- Asset sensitivity position increased compared to 2Q20

Net Interest Yield (FTE) [1]


3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
2.89%
2.77%
2.77%
2.06%
1.92%
2.41%
2.35%
2.33%
1.87%
1.72%
3Q19
4Q19
1Q20
2Q20
3Q20
Reported net interest yield
Net interest yield excl. GM

QoQ Net Interest Yield (FTE) [1] Drivers


NIY
1.87%
Impact of higher premium amortization (6) bps
Impact of lower rates (ex. premium amortization) (6) bps
Other (3) bps
NIY
1.72%
2Q20
3Q20

Notes: FTE stands for fully taxable-equivalent basis. GM stands for Global Markets.

[1] Represent non-GAAP financial measures. Net interest yield adjusted to exclude Global Markets NII of $1.1B, $1.3B, $1.2B, $1.1B and $1.0B and average earning assets of $476.2B, $478.6B, $501.6B, $481.4B and $476.9B for 3Q20, 2Q20, 1Q20, 4Q19 and 3Q19, respectively. The Company believes the presentation of net interest yield excluding Global Markets provides investors with transparency of NII and net interest yield in core banking activities. For important presentation information, see slide 32.

10

Expense and Efficiency



Total Noninterest Expense ($B)
$15
$10
$5
$0
$13.8
$13.2
$13.0
$13.1
$13.2
$13.3
$15.2
$13.2
$13.5
$13.4
$14.4
5.4
5.3
5.3
5.3
5.0
5.3
2.1
5.3
5.3
5.1
5.4
6.2
8.5
7.9
7.7
7.7
8.2
8.0
7.8
8.0
8.3
8.0
8.2
Includes $0.6B in litigation expense
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19[1]
4Q19
1Q20
2Q20
3Q20
Compensation and benefits
Other
JV impairment charge



Efficiency Ratio
75%
70%
65%
60%
55%
50%
60%
59%
57%
58%
57%
57%
57%
59%
59%
60%
71%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19[1]
4Q19
1Q20
2Q20
3Q20

- Noninterest expense of $14.4B
  - Decreased $0.8B from 3Q19, as the absence of the $2.1B joint venture impairment charge was partially offset by higher net COVID-19 expenses as well as higher litigation expense
  - Increased $1.0B from 2Q20, driven by elevated litigation expense, higher net COVID-19 expenses, and the addition of merchant services expenses [2]

Note: Amounts may not total due to rounding.
[1] 3Q19 efficiency ratio is adjusted to exclude the 3Q19 impairment charge of $2.1B related to the termination of the merchant services joint venture, which represents a non-GAAP financial measure. Reported 3Q19 efficiency ratio was 67%. See Note D on slide 29 for reconciliations.
[2] Merchant services expenses were previously included in Other income as part of joint venture net earnings.

11

Asset Quality



Net Charge-offs ($MM) 1
$1,200
$800
$400
$0
1.0%
0.5%
0.0%
$811
$959
$1,122
$1,146
$972
0.34%
0.39%
0.46%
0.45%
0.40%
3Q19
4Q19
1Q20
2Q20
3Q20
Net charge-offs
Net charge-off ratio

3Q19 included recoveries from the sale of previously charged-off non-core consumer real estate loans of $198MM; NCO ratio of 0.42% excluding these sales; impact of sales on other periods presented was immaterial



Provision for Credit Losses ($MM)
$6,000
$4,000
$2,000
$0
$779
$941
$4,761
$5,117
$1,389
3Q19
4Q19
1Q20
2Q20
3Q20

- Total net charge-offs of $972MM decreased $174MM from 2Q20
  - Consumer net charge-offs of $564MM decreased $170MM aided by the benefits of deferrals and government stimulus
  - Commercial net charge-offs of $408MM were flat to 2Q20
- Net charge-off ratio of 40 bps decreased 5 bps from 2Q20
- Provision expense of $1.4B decreased $3.7B from 2Q20 driven by lower net reserve build
  - 3Q20 included a net reserve build of $0.4B
    - Commercial reserve build of $0.7B for COVID-19 impacted industries such as travel and entertainment
    - Consumer reserve release of $0.3B driven by improved economic outlook and lower card balances
- Allowance for loan and lease losses of $19.6B represented 2.07% of total loans and leases [1]
- Nonperforming loans increased $0.2B from 2Q20 driven by consumer real estate due to expired deferrals
  - 35% of Consumer NPLs are contractually current
- Commercial reservable criticized utilized exposure of $35.7B increased $9.8B from 2Q20
  - Largest increases included hotels and airlines

[1] Excludes loans measured at fair value.

12

Asset Quality – Consumer and Commercial Portfolios

Consumer Net Charge-offs ($MM)



$1,000
$800
$600
$400
$200
$0
($200)
$622
$838
$872
$734
$564
0.55%
0.72%
0.75%
0.65%
0.50%
3Q19
4Q19
1Q20
2Q20
3Q20
1.3%
0.7%
0.2%
-0.3%
Credit card
Other
Consumer NCO ratio

Consumer Metrics ($MM)	3Q20	2Q20	3Q19
Provision	$295	$2,614	$564
Nonperforming loans and leases	2,357	2,191	2,189
% of loans and leases [1]	0.54 %	0.49 %	0.48 %
Consumer 30+ days performing past due	$4,386	$3,927	$5,530
Fully-insured [2]	1,213	1,153	1,919
Non fully-insured	3,173	2,774	3,611
Allowance for loans and leases	10,691	10,955	4,576
% of loans and leases [1]	2.43 %	2.43 %	1.01 %
# times annualized NCOs	4.76 x	3.71 x	1.85 x

Commercial Net Charge-offs ($MM)



$450
$300
$150
$0
$189
$121
$250
$412
$408
0.15%
0.09%
0.19%
0.29%
0.31%
3Q19
4Q19
1Q20
2Q20
3Q20
0.4%
0.3%
0.2%
0.1%
0.0%
C&I
Small business and other
Commercial NCO ratio

Commercial Metrics ($MM)	3Q20	2Q20	3Q19
Provision	$1,094	$2,503	$215
Reservable criticized utilized exposure	35,710	25,950	11,835
Nonperforming loans and leases	2,193	2,202	1,287
% of loans and leases [1]	0.43 %	0.41 %	0.25 %
Allowance for loans and leases	$8,905	$8,434	$4,857
% of loans and leases [1]	1.75 %	1.57 %	0.95 %

[1] Excludes loans measured at fair value.
[2] Fully-insured loans are FHA-insured loans and other loans individually insured under long-term standby agreements.

13

Consumer Banking

Summary Income Statement ($MM)	3Q20	Inc / (Dec) 2Q20	Inc / (Dec) 3Q19
Total revenue, net of interest expense	$8,039	$187	($1,685)
Provision for credit losses	479	(2,545)	(438)
Net charge-offs	*658*	*(185)*	*(247)*
Reserve build / (release)	*(179)*	*(2,360)*	*(191)*
Noninterest expense	4,842	108	443
Pretax income	2,718	2,624	(1,690)
Pretax, pre-provision income [1]	*3,197*	*79*	*(2,128)*
Income tax expense	666	643	(414)
Net income	$2,052	$1,981	($1,276)

Key Indicators ($B)	3Q20	2Q20	3Q19
Average deposits	$861.0	$810.7	$709.3
Rate paid on deposits	0.05 %	0.07 %	0.11 %
Cost of deposits [2]	1.37	1.43	1.50
Average loans and leases	$318.8	$321.6	$303.8
Net charge-off ratio	0.82 %	1.05 %	1.18 %
Consumer investment assets [3]	$266.7	$246.1	$223.2
Active mobile banking users (MM)	30.6	30.3	28.7
% Consumer sales through digital channels	44 %	47 %	29 %
Number of financial centers	4,309	4,298	4,302
Combined credit / debit purchase volumes [4]	$166.1	$143.3	$162.0
Total consumer credit card risk-adjusted margin [4]	9.66 %	8.49 %	8.45 %
Return on average allocated capital	21	1	36
Allocated capital	$38.5	$38.5	$37.0
Efficiency ratio	60 %	60 %	45 %

- Net income of $2.1B declined from 3Q19 as lower interest rates drove NII down and also reflected lower service charges due to higher client deposits as well as increased operating costs related to the pandemic and for the health and safety of employees and clients
  - Net income increased $2.0B from 2Q20 driven by absence of previous quarter's COVID-19 reserve build as well as client activity driving noninterest income higher
- Noninterest expense of $4.8B increased 10% from 3Q19, primarily driven by incremental expense to support customers and employees during COVID-19
  - Continued investment in new and renovated financial centers, client professionals and digital capabilities offset the continued benefits of digital usage
- Average deposits of $861B grew $152B, or 21%, from 3Q19
  - 56% of deposits in checking accounts; 92% primary accounts [5]
  - Average cost of deposits of 1.37%;[2] rate paid of 5 bps
- Average loans and leases of $319B increased $15B, or 5%, from 3Q19, driven by growth in residential mortgages and Small Business (PPP loans)
- Consumer investment assets of $267B grew $44B, or 20%, from 3Q19, driven by client flows and market performance
  - $24B of client flows since 3Q19
  - 3.0MM client accounts, up 10%
- Combined credit / debit card spend increased 2% from 3Q19
  - Up 16% from 2Q20
- 6.9MM consumer clients enrolled in Preferred Rewards; 99% retention

[1] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 29. For important presentation information, see slide 32.
[2] Cost of deposits calculated as annualized noninterest expense as a percentage of total average deposits within the Deposits subsegment.
[3] Consumer investment assets include client brokerage assets, deposit sweep balances and assets under management in Consumer Banking.
[4] Includes consumer credit card portfolios in Consumer Banking and GWIM.
[5] Represents the percentage of consumer checking accounts that are estimated to be the customer's primary account based on multiple relationship factors (e.g., linked to their direct deposit).

14

Consumer Banking Trends

Business Leadership [1]

- #1 Consumer Deposit Market Share [A]
- #1 Small Business Lender [B]
- #1 Online Banking and Mobile Banking Functionality [C]
- #1 in Prime Auto Credit distribution of new originations among peers [D]
- #1 Digital Checking Account Sales Functionality [E]
- Named North America's Best Digital Bank [F]
- Best Mortgage Lender for First Time Home Buyers [G]
- 5 Star Ranking Overall – Named a Top Online Stock Broker [G]

Total Revenue ($B)



$10
$8
$6
$4
$2
$0
$9.7
$9.5
$9.1
$7.9
$8.0
2.7
2.6
2.3
1.9
2.1
7.0
6.9
6.9
6.0
5.9
3Q19
4Q19
1Q20
2Q20
3Q20
Net interest income
Noninterest income

Total Expense ($B) and Efficiency



$5
$4
$3
$2
$1
$0
65%
50%
35%
$4.4
$4.5
$4.5
$4.7
$4.8
45%
47%
49%
60%
60%
3Q19
4Q19
1Q20
2Q20
3Q20
Noninterest expense
Efficiency ratio

Average Deposits ($B)



$900
$750
$600
$450
$300
$150
$0
0.20%
0.15%
0.10%
0.05%
$709
$720
$737
$811
$861
333
335
342
364
381
0.11%
0.11%
0.11%
0.07%
0.05%
377
384
395
446
480
3Q19
4Q19
1Q20
2Q20
3Q20
Checking
Other
Rate paid (%)

Average Loans and Leases ($B)



$350
$300
$250
$200
$150
$100
$50
$0
$304
$311
$317
$322
$319
20
21
21
29
34
34
32
32
31
30
51
51
51
50
48
92
92
92
84
79
108
115
122
127
128
3Q19
4Q19
1Q20
2Q20
3Q20
Residential mortgage
Consumer credit card
Vehicle lending
Home equity
Small business / other

Consumer Investment Assets (EOP, $B) [2]



$300
$250
$200
$150
$100
$50
$0
$223
$240
$212
$246
$267
3Q19
4Q19
1Q20
2Q20
3Q20

Note: Amounts may not total due to rounding.
[1] See slide 30 for business leadership sources.
[2] Consumer investment assets include client brokerage assets, deposit sweep balances and assets under management (AUM) in Consumer Banking.

15

Consumer Banking Digital Usage Trends [1]

Active Digital Banking Users (MM)


15.9MM Erica users
YoY
50
40
30
20
10
0
34.5
36.2
38.0
39.3
+3%
23.6
26.0
28.7
30.6
+7%
3Q17
3Q18
3Q19
3Q20
Digital banking users
Mobile banking users

Total Payments ($B)


YoY
$900
$600
$300
$0
$646
$704
$760
$817
+8%
325
334
340
324
(5%)
320
370
420
493
+18%
3Q17
3Q18
3Q19
3Q20
Digital
Non-Digital

Person-to-Person Payments (Zelle) [4]


Zelle users (MM)
3.7
6.1
8.9
12.2
175
140
105
70
35
0
$60
$40
$20
$0
17.8
42.5
80.9
139.9
$6
$12
$21
$39
3Q17
3Q18
3Q19
3Q20
Transactions (MM)
Volume ($B)

Digital Channel Usage [2, 3]


YoY
2,600
2,200
1,800
1,400
1,000
600
1,000
750
500
250
0
+9%
+12%
1,613
1,799
2,077
2,259
414
515
613
688
3Q17
3Q18
3Q19
3Q20
Digital Channel Usage (MM)
Digital Appointments (000's)

Deposit Transactions by Channel


100%
75%
50%
25%
0%
26%
23%
21%
15%
74%
77%
79%
85%
3Q17
3Q18
3Q19
3Q20
Digital
Financial Center

Digital % of Total Sales


50%
40%
30%
20%
10%
0%
27%
27%
29%
44%
59%
52%
48%
42%
41%
48%
52%
58%
3Q17
3Q18
3Q19
3Q20
Mobile
Desktop

Note: Amounts may not total due to rounding.
[1] Digital users represent mobile and/or desktop users.
[2] Digital channel usage represents the total number of desktop and mobile banking sessions.
[3] Digital appointments represent the number of client-scheduled appointments made via online, smartphone or tablet.
[4] Includes Bank of America person-to-person payments sent and received through e-mail or mobile identification. Zelle users represent 90-day active users.

16

Global Wealth & Investment Management

Summary Income Statement ($MM)	3Q20	Inc / (Dec) 2Q20	3Q19
Total revenue, net of interest expense	$4,546	$121	($358)
Provision for credit losses	24	(112)	(13)
Net charge-offs	*(6)*	*(15)*	*(45)*
Reserve build	*30*	*(97)*	*32*
Noninterest expense	3,530	67	116
Pretax income	992	166	(461)
Pretax, pre-provision income [1]	*1,016*	*54*	*(474)*
Income tax expense	243	41	(113)
Net income	$749	$125	($348)

Key Indicators ($B)	3Q20	2Q20	3Q19
Average deposits	$291.8	$287.1	$254.5
Rate paid on deposits	0.04 %	0.06 %	0.97 %
Average loans and leases	185.6	182.2	170.4
Net charge-off ratio	(0.01) %	0.02 %	0.09 %
AUM flows [2]	$1.4	$3.6	$5.5
Pretax margin	22 %	19 %	30 %
Return on average allocated capital	20	17	30
Allocated capital	$15.0	$15.0	$14.5

- Net income of $0.7B decreased 32% from 3Q19
  - Pretax margin of 22% in 3Q20
  - Net income increased 20% from 2Q20
- Revenue of $4.5B decreased 7% from 3Q19, as lower NII more than offset 5% higher asset management fees
- Noninterest expense up 3% vs. 3Q19, primarily driven by higher revenue-related incentives as well as investments in primary sales professionals
- Record client balances of $3.1T, up 6% from 3Q19, driven by higher market valuations and client flows
  - AUM flows of $1B in 3Q20 [2]
  - Average deposits of $292B increased $37B, or 15%, from 3Q19
  - Average loans and leases of $186B increased $15B, or 9%, from 3Q19, driven by residential mortgage and custom lending
- Nearly 17,000 net new households in Merrill Lynch and more than 1,400 net new relationships in Private Bank YTD
- 77% GWIM clients actively using online or mobile, with a record 50% mobile app usage, up 17% YoY
  - In 3Q20, 48% of eligible checks deposited digitally in Merrill Lynch, up 47%, and 71% of checks deposited digitally on BAC Platform in Private Bank, up 14%
- Wealth advisor headcount stable from 3Q19 at 19,673

[1] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 29. For important presentation information, see slide 32.
[2] Starting in 2Q19, AUM flows include managed deposits in investment accounts.

17

Global Wealth & Investment Management Trends

Business Leadership [1]

- #1 U.S. wealth management market position across client assets, deposits and loans [H]
- #1 in personal trust assets under management [I]
- #1 in Barron's Top 1,200 ranked Financial Advisors (2020)
- #1 in Forbes' Top Next Generation Advisors (2020) and Best-in-State Wealth Advisors (2020)
- #1 in Financial Times Top 401K Retirement Plan Advisers (2019)
- #1 in Barron's Top 100 Women Advisors (2020)
- #1 in Forbes' Top Women Advisors (2019)
- Digital Wealth Impact Innovation Award for Digital Engagement [J]

Average Deposits ($B)



$350
$300
$250
$200
$150
$100
$50
$0
$254
$256
$263
$287
$292
3Q19
4Q19
1Q20
2Q20
3Q20

Average Loans and Leases ($B)



$200
$150
$100
$50
$0
$170
$174
$179
$182
$186
44
45
47
49
49
39
39
40
39
41
84
87
90
92
93
3Q19
4Q19
1Q20
2Q20
3Q20
Consumer real estate
Custom lending
Securities-based lending
Credit card / Other

Total Revenue ($B)



$5
$4
$3
$2
$1
$0
$4.9
$4.9
$4.9
$4.4
$4.5
0.7
0.7
0.7
0.6
0.6
2.6
2.6
2.7
2.5
2.7
1.6
1.6
1.6
1.4
1.2
3Q19
4Q19
1Q20
2Q20
3Q20
Net interest income
Asset management fees
Brokerage / Other

Client Balances (EOP, $B) [2, 3]



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,906
$3,048
$2,659
$2,928
$3,067
176
179
184
187
190
252
263
282
292
296
1,212
1,276
1,092
1,220
1,286
1,306
1,373
1,155
1,282
1,345
3Q19
4Q19
1Q20
2Q20
3Q20
Brokerage / Other
AUM
Deposits
Loans and leases

Note: Amounts may not total due to rounding.

[1] See slide 30 for business leadership sources.

[2] Loans and leases include margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

[3] Managed deposits in investment accounts of $50B, $53B, $56B, $43B and $40B for 3Q20, 2Q20, 1Q20, 4Q19 and 3Q19, respectively, are included in both AUM and Deposits. Total client balances only include these balances once.

18

Global Banking

Summary Income Statement ($MM)	3Q20	Inc/(Dec) 2Q20	Inc/(Dec) 3Q19
Total revenue, net of interest expense [1]	$4,517	($574)	($695)
Provision for credit losses	883	(990)	763
Net charge-offs	*328*	*(2)*	*212*
Reserve build	*555*	*(988)*	*551*
Noninterest expense	2,365	141	146
Pretax income	1,269	275	(1,604)
Pretax, pre-provision income [2]	*2,152*	*(715)*	*(841)*
Income tax expense	343	75	(433)
Net income	$926	$200	($1,171)

Selected Revenue Items ($MM)	3Q20	2Q20	3Q19
Total Corporation IB fees (excl. self-led) [1]	$1,769	$2,159	$1,533
Global Banking IB fees [1]	970	1,181	902
Business Lending revenue	1,803	1,863	2,135
Global Transaction Services revenue	1,612	1,811	2,096

Key Indicators ($B)	3Q20	2Q20	3Q19
Average deposits	$471.3	$493.9	$360.5
Average loans and leases	373.1	423.6	377.1
Net charge-off ratio	0.36 %	0.32 %	0.12 %
Return on average allocated capital	9 %	7 %	20 %
Allocated capital	$42.5	$42.5	$41.0
Efficiency ratio	52 %	44 %	43 %

- Net income of $0.9B decreased $1.2B from 3Q19 due to higher provision expense as well as lower revenue
- Revenue of $4.5B decreased 13% from 3Q19, as lower NII more than offset higher investment banking fees
- Total Corporation investment banking fees of $1.8B (excl. self-led) increased 15% from 3Q19, driven by an increase in equity underwriting fees
  - YTD 2020 ranked #3 in global investment banking fees [3]
- Provision for credit losses increased $0.8B from 3Q19, primarily due to a reserve build associated with higher-risk sectors (travel, entertainment)
- Noninterest expense of $2.4B increased 7% from 3Q19 driven by continued investments in the business, including for Merchant Services
- Average deposits of $471B increased 31% from 3Q19, reflecting client liquidity and valued relationships
- Average loans and leases of $373B declined 1% from 3Q19, driven by continued client paydowns

[1] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.
[2] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 29. For important presentation information about this measure, see slide 32.
[3] Per Dealogic as of October 1, 2020.

19

Global Banking Trends

Business Leadership [1]

- North America's Best Bank for Small to Medium-sized Enterprises [K]
- Best Overall Brand Middle Market Banking [L]
- North America and Latin America's Best Bank for Transaction Services [K]
- 2019 Quality, Share and Excellence Awards for U.S. Large Corporate Banking and Cash Management [L]
- Relationships with 74% of the Global Fortune 500; 95% of the U.S. Fortune 1,000 (2020)

Average Deposits ($B)



$500
$400
$300
$200
$100
$0
$360
$379
$382
$494
$471
55%
55%
54%
49%
40%
45%
45%
46%
51%
60%
3Q19
4Q19
1Q20
2Q20
3Q20
Noninterest-bearing
Interest-bearing

Average Loans and Leases ($B) [2]



$500
$400
$300
$200
$100
$0
$377
$377
$386
$424
$373
15
15
15
15
14
179
180
183
202
174
183
183
189
200
176
3Q19
4Q19
1Q20
2Q20
3Q20
Commercial
Corporate
Business Banking

Total Revenue ($B) [3]



$6
$4
$2
$0
$5.2
0.9
0.8
0.9
2.6
$5.1
1.0
0.8
0.8
2.6
$4.6
0.4
0.8
0.8
2.6
$5.1
0.8
0.7
1.2
2.4
$4.5
0.7
0.8
1.0
2.0
3Q19
4Q19
1Q20
2Q20
3Q20
Net interest income
IB fees
Service charges
All other income

Total Corporation IB Fees ($MM) [4]



$1,533
452
308
816
(43)
3Q19
$1,474
377
322
797
(22)
4Q19
$1,388
269
283
927
(91)
1Q20
$2,159
406
740
1,058
(45)
2Q20
$1,769
397
664
740
(32)
3Q20
Debt
Equity
Advisory 4
Self-led deals

Note: Amounts may not total due to rounding.
[1] See slide 30 for business leadership sources.
[2] Average loans and leases include CARES Act PPP balances of $9.4B in 3Q20 and $6.2B in 2Q20.
[3] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities, and sales and trading activities.
[4] Advisory includes fees on debt and equity advisory and mergers and acquisitions.

20

Global Banking Digital Update [1]

CashPro® Online Users
across commercial, corporate and business banking clients
~500K

CashPro® Mobile App Logins
+54%
Rolling 12 mos. YoY

CashPro® Mobile Payment Approvals Value
$187B
up 30% Rolling 12 mos. YoY

CashPro® Mobile Checks Deposited
+117%
Rolling 12 mos. YoY

Incoming receivables digitally matched with **Intelligent Receivables**
16MM [2]
In last 12 months

Mobile Wallet for Commercial Cards
+67% [2]
YoY

Supporting, Advising and Investing in Our Clients' Business Continuity, and Anytime, Anywhere with Digital Solutions that are:

FAST

CashPro Mobile App
Expanding access and capabilities

Mobile Wallet
For Commercial Card

Real Time Payments
For U.S. payments

CashPro API
Supporting real-time access

Digitizing KYC refreshes
Faster and easier through CashPro Assistant

Improving Connectivity and Access

SMART

Notifications
For added visibility

Intelligent Receivables
Bringing AI to Receivables with award-winning solution

Email Assist
Intelligently casing service requests

CashPro Assistant
Driving a fast, smart, secure experience

eSignature
Also on CashPro Mobile

Leveraging Data and Intelligence

SECURE

Mobile Token
Expanding access

Document Exchange
Online and Mobile

Paperless Statements
For commercial card

Biometrics
For CashPro Mobile

Confidently doing business anytime, anywhere

[1] Metrics as of September 30, 2020 unless otherwise indicated.
[2] As of August 2020.

21

Global Markets

Summary Income Statement ($MM)	3Q20	Inc/(Dec) 2Q20	Inc/(Dec) 3Q19
Total revenue, net of interest expense [1]	$4,283	($1,067)	$420
Net DVA	*(116)*	*145*	*(101)*
Total revenue (excl. net DVA) [1,2]	*4,399*	*(1,212)*	*521*
Provision for credit losses	21	(84)	21
Net charge-offs	*17*	*17*	*17*
Reserve build	*4*	*(101)*	*4*
Noninterest expense	3,104	422	427
Pretax income	1,158	(1,405)	(28)
Pretax, pre-provision income [3]	*1,179*	*(1,489)*	*(7)*
Income tax expense	301	(365)	(37)
Net income	$857	($1,040)	$9
Net income (excl. net DVA) [2]	*$945*	*($1,150)*	*$86*

Selected Revenue Items ($MM) [1]	3Q20	2Q20	3Q19
Sales and trading revenue	$3,224	$4,151	$3,208
Sales and trading revenue (excl. net DVA) [2]	3,340	4,412	3,223
FICC (excl. net DVA) [2]	2,126	3,186	2,074
Equities (excl. net DVA) [2]	1,214	1,226	1,149
Global Markets IB fees	739	939	585

Key Indicators ($B)	3Q20	2Q20	3Q19
Average total assets	$681.0	$663.1	$687.4
Average trading-related assets	485.3	467.0	498.8
Average 99% VaR ($MM) [4]	109	81	34
Average loans and leases	72.3	74.1	71.6
Return on average allocated capital	9 %	21 %	10 %
Allocated capital	$36.0	$36.0	$35.0
Efficiency ratio	72 %	50 %	69 %

- Net income of $0.9B increased 1% from 3Q19
  - Excluding net DVA, net income of $0.9B increased 10% [2]
- Revenue of $4.3B increased 11% from 3Q19; excluding net DVA, revenue increased 13% [2]
  - Driven by increases in sales and trading revenues, investment banking fees and card income
- Excluding net DVA, sales and trading revenue of $3.3B increased 4% from 3Q19 [2]
  - FICC revenue of $2.1B increased 3%, driven by stronger performance in mortgage and foreign exchange products [2]
  - Equities revenue of $1.2B increased 6%, driven by increased client activity in Asia [2]
- Noninterest expense increased 16% vs. 3Q19 driven by higher activity-based expenses for both card and trading
- Average VaR was $109MM in 3Q20 [4] driven by the inclusion of market volatility from the COVID-19 crisis in the look-back period

[1] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities, and sales and trading activities.
[2] Represents a non-GAAP financial measure. See Note E on slide 29 and slide 32 for important presentation information.
[3] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 29. For important presentation information, see slide 32.
[4] See Note F on slide 29 for the definition of VaR.

22

Global Markets Trends and Revenue Mix

Business Leadership [1]

- CMBS Bank of the Year [M]
- Derivatives House of the Year [O]
- Equity Derivative House of the Year [N]
- Derivatives and Interest Rate Derivatives House of the Year [P]
- #1 Global Research Firm [Q]
- #1 Global Fixed Income Research Team [Q]
- #1 Quality Leader for U.S. FICC Overall Trading Quality and #1 for U.S. FICC Overall Service Quality [L]
- Quality Leader in Global Foreign Exchange Sales and Corporate FX Sales [L]
- Share Leader in U.S. Fixed Income Market Share [L]
- #1 Municipal Bonds Underwriter [R]

2020 YTD Global Markets Revenue Mix
(excl. net DVA) [2]


68%
32%
U.S. / Canada
International

2020 YTD Total FICC S&T Revenue Mix
(excl. net DVA) [2]


42%
58%
Credit / Other
Macro 3

Total Sales and Trading Revenue (excl. net DVA) ($B) [2]


$14
$12
$10
$8
$6
$4
$2
$0
$10.6
3.2
7.4
$10.8
3.9
6.9
$10.0
3.5
6.6
$12.1
4.1
8.0
2017 YTD
2018 YTD
2019 YTD
2020 YTD
FICC
Equities

Average Trading-Related Assets ($B) and VaR ($MM) [4]


$600
$400
$200
$0
$150
$75
$0
$439
$466
$490
$485
$41
$34
$35
$79
2017 YTD
2018 YTD
2019 YTD
2020 YTD
Avg. trading-related assets
Avg. VaR

Note: Amounts may not total due to rounding.

[1] See slide 30 for business leadership sources.

[2] Represents a non-GAAP financial measure. Reported sales and trading revenue was $12.0B, $9.9B, $10.6B and $10.3B for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. Reported FICC sales and trading revenue was $7.9B, $6.4B, $6.8B and $7.1B for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. Reported Equities sales and trading revenue was $4.1B, $3.5B, $3.8B and $3.2B for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. See Note E on slide 29 and slide 32 for important presentation information.

[3] Macro includes currencies, interest rates and commodities products.

[4] See Note F on slide 29 for definition of VaR.

23

All Other [1]

Summary Income Statement ($MM)	3Q20	Inc/(Dec) 2Q20	3Q19
Total revenue, net of interest expense	($935)	($671)	($187)
Provision (benefit) for credit losses	(18)	3	277
Net charge-offs	*(25)*	*11*	*224*
Reserve build	*7*	*(8)*	*53*
Noninterest expense	560	253	(1,900)
Pretax income (loss)	(1,477)	(927)	1,436
Pretax, pre-provision income [2]	*(1,495)*	*(924)*	*1,713*
Income tax expense (benefit)	(1,774)	(1,009)	(454)
Net income (loss)	$297	$82	$1,890

- Net income of $297MM in 3Q20
- 3Q20 total corporation litigation expense of $0.6B
- 3Q20 total corporation effective tax rate includes a positive $700MM tax adjustment to increase the carrying value of U.K. deferred tax assets, driven by enactment of U.K. tax rate change in the quarter and reflects a partial reversal of amounts written down in prior years
- Notable items in comparative periods
  - 2Q20 included a $0.7B gain on certain mortgage loan sales
  - 3Q19 included a pretax impairment charge of $2.1B related to the notice of termination of the merchant services joint venture

[1] All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments.

[2] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 29. For important presentation information, see slide 32.

24

Appendix

Consumer and Small Business Payments Trend

Payment Dollar Volumes – Year-over-year Percentage



30%
20%
10%
0%
-10%
-20%
-30%
-40%
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Credit spend YoY
Debit spend YoY
Other Payments YoY
Total Payments YoY

Credit/Debit Combined Spend Year-over-year Percentage by Category



30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Travel & Entertainment
Gas
Food
Retail
Services

- On a YoY basis, total monthly payments were down 26% at its lowest point during 2Q20, but steadily improved, turning positive in June and modestly up since then
- Debit spend continued to improve steadily, led by necessary spending
- Credit spend had a small and gradual improvement but continued to be heavily impacted by much lower travel & entertainment spending
- Spending was influenced by stimulus and unemployment stop and start but was offset in large part by reopening of parts of the economy
- Retail and services led the improvement and made up over half of debit and credit spend; travel & entertainment spend in September was down 37% YoY and restaurant spend down 18% YoY (but improved from April lows)

[1] Total payments include total credit card, debit card, ACH, wires, bill pay, person-to-person, cash and checks.
[2] Includes consumer and small business credit card portfolios in Consumer Banking and GWIM.
[3] Other payments includes ACH, wires, Bill Pay, P2P, Cash, and checks.

26

End of Period Loans and Leases 1 Total Corporation ($B) Consumer Banking ($B) YoY $325 $1,200 $1,051 YoY $350 $308 $317 $318 $312 +1% $973 $983 $999 $955 $1,000 (2%) $300 $250 $800 $200 $600 $150 $400 $100 $200 $50 $0 $0 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 GWIM ($B) Global Banking ($B) $200 $177 $181 $184 $187 YoY $500 $173 +8% $437 YoY $378 $379 $390 (5%) $150 $400 $357 $300 $100 $200 $50 $100 $0 $0 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Note: Amounts may not total due to rounding. Total Corporation also includes Global Markets and All Other. 27 1 Includes CARES Act PPP balances of $24.7B recorded in Consumer $14.6B, GWIM $0.8B and Global Banking $9.4B for 3Q20 and balances of $24.4B recorded in Consumer $14.3B, GWIM $0.8B and Global Banking $9.4B for 2Q20.

End of Period Deposits Bank of America Ranked #1 in U.S. Deposit Market Share 1 Total Corporation ($B) Consumer Banking ($B) $2,000 YoY $1,000 YoY $1,719 $1,703 +22% $854 $872 +22% $1,583 $762 $1,435 $800 $716 $731 $1,500 $1,393 $600 $1,000 $400 $500 $200 $0 $0 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 GWIM ($B) Global Banking ($B) $350 YoY $600 YoY $292 $296 +17% $501 +25% $282 $477 $465 $300 $252 $263 $500 $250 $383 $400 $372 $200 $300 $150 $100 $200 $50 $100 $0 $0 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Note: Amounts may not total due to rounding. Total Corporation also includes Global Markets and All Other. 1 Based on June 30, 2020 FDIC deposit data. 28

Notes

[A] Reserve Build (or Release) is calculated by subtracting net charge-offs for the period from the provision for credit losses recognized in that period. The period-end allowance, or reserve, for credit losses reflects the beginning of the period allowance adjusted for net charge-offs recorded in that period plus the provision for credit losses recognized in that period.

[B] Pretax, pre-provision income (PTPI) at the consolidated level is a non-GAAP financial measure calculated by adjusting consolidated pretax income to add back provision for credit losses. Similarly, PTPI at the segment level is a non-GAAP financial measure calculated by adjusting the segments' pretax income to add back provision for credit losses. Management believes that PTPI (both at the consolidated and segment level) is a useful financial measure as it enables an assessment of the Company's ability to generate earnings to cover credit losses through a credit cycle as well as provides an additional basis for comparing the Company's results of operations between periods by isolating the impact of provision for credit losses, which can vary significantly between periods. See reconciliation below.

	3Q20			2Q20			3Q19		
$ Millions	Pretax Income	Provision for Credit Losses	Pretax, Pre-provision Income	Pretax Income	Provision for Credit Losses	Pretax, Pre-provision Income	Pretax Income	Provision for Credit Losses	Pretax, Pre-provision Income
Consumer Banking	$ 2,718	$ 479	$ 3,197	$ 94	$ 3,024	$ 3,118	$ 4,408	$ 917	$ 5,325
Global Wealth & Investment Management	992	24	1,016	826	136	962	1,453	37	1,490
Global Banking	1,269	883	2,152	994	1,873	2,867	2,873	120	2,993
Global Markets	1,158	21	1,179	2,563	105	2,668	1,186	-	1,186
All Other	(1,477)	(18)	(1,495)	(550)	(21)	(571)	(2,913)	(295)	(3,208)
Total Corporation (GAAP)	$ 4,546	$ 1,389	$ 5,935	$ 3,799	$ 5,117	$ 8,916	$ 6,859	$ 779	$ 7,638

[C] Global Liquidity Sources (GLS) include cash and high-quality, liquid, unencumbered securities, inclusive of U.S. government securities, U.S. agency securities, U.S. agency MBS, and a select group of non-U.S. government and supranational securities, and other investment-grade securities, and are readily available to meet funding requirements as they arise. It does not include Federal Reserve Discount Window or Federal Home Loan Bank borrowing capacity. Transfers of liquidity among legal entities may be subject to certain regulatory and other restrictions.

[D] The non-cash impairment charge related to the notice of termination of the merchant services joint venture reduced 3Q19 net income by $1.7B, which included an increase in noninterest expense and a reduction in pretax income of $2.1B and a reduction in income tax expense of $373MM. The impairment charge negatively impacted the Company's 3Q19 efficiency ratio by 909 bps.

[E] Revenue for all periods included net debit valuation adjustments (DVA) on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Net DVA gains (losses) were ($116MM), ($261MM) and ($15MM) for 3Q20, 2Q20 and 3Q19, respectively, and ($77MM), ($136MM), ($214MM) and ($310MM) for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. Net DVA gains (losses) included in FICC revenue were ($107MM), ($245MM) and ($18MM) for 3Q20, 2Q20 and 3Q19, respectively and ($78MM), ($127MM), ($187MM) and ($282MM) for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. Net DVA gains (losses) included in Equities revenue were ($9MM), ($16MM) and $3MM for 3Q20, 2Q20 and 3Q19, respectively and $1MM, ($9MM), ($27MM) and ($28MM) for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively.

[F] VaR model uses historical simulation approach based on three years of historical data and an expected shortfall methodology equivalent to a 99% confidence level. Using a 95% confidence level, average VaR was $22MM, $21MM and $19MM for 3Q20, 2Q20 and 3Q19, respectively, and $23MM, $20MM, $18MM and $21MM for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively.

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Sources A Estimated retail consumer deposits based on June 30, 2020 FDIC deposit data. B FDIC, 2Q20. C Keynova 2Q20 Online Banker Scorecard; Javelin 2020 Online and Mobile Banking Scorecards. D Experian Autocount; Franchised Dealers; Largest percentage of 680+ Vantage 3.0 loan originations among key competitors as of July 2020. E Forrester, Jan 2020. F Euromoney, July 2020. G Nerdwallet, 2020. H U.S.-based full-service wirehouse peers based on 2Q20 earnings releases. I Industry 2Q20 FDIC call reports. J AITE Group, 2020. K Euromoney, 2020. L Greenwich, 2019. M GlobalCapital US Securitization Awards, 2020. N GlobalCapital, 2020. O Risk Awards, 2020. P IFR Awards, 2019. Q Institutional Investor, 2019. R Refinitiv, 2020. 30

Forward-Looking Statements Bank of America Corporation (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, efficiency ratio, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s 2019 Annual Report on Form 10-K and in any of the Company’s subsequent Securities and Exchange Commission filings: the Company’s potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of our participation in and execution of government programs related to the Coronavirus Disease 2019 (COVID-19) pandemic; the possibility that the Company’s future liabilities may be in excess of its recorded liability and estimated range of possible loss for litigation, regulatory, and representations and warranties exposures; the possibility that the Company could face increased servicing, fraud, indemnity, contribution or other claims from one or more counterparties, including trustees, purchasers of loans, underwriters, issuers, monolines, private-label and other investors, or other parties involved in securitizations; the Company’s ability to resolve representations and warranties repurchase and related claims, including claims brought by investors or trustees seeking to avoid the statute of limitations for repurchase claims; the risks related to the discontinuation of the London InterBank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; uncertainties about the financial stability and growth rates of non-U.S. jurisdictions, the risk that those jurisdictions may face difficulties servicing their sovereign debt, and related stresses on financial markets, currencies and trade, and the Company’s exposures to such risks, including direct, indirect and operational; the impact of U.S. and global interest rates, inflation, currency exchange rates, economic conditions, trade policies and tensions, including tariffs, and potential geopolitical instability; the impact of the interest rate environment on the Company’s business, financial condition and results of operations; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior, adverse developments with respect to U.S. or global economic conditions and other uncertainties; the Company’s ability to achieve its expense targets and expectations regarding revenue, net interest income, provision for credit losses, net charge-offs, effective tax rate, loan growth or other projections; adverse changes to the Company’s credit ratings from the major credit rating agencies; an inability to access capital markets or maintain deposits or borrowing costs; estimates of the fair value and other accounting values, subject to impairment assessments, of certain of the Company’s assets and liabilities; the estimated or actual impact of changes in accounting standards or assumptions in applying those standards; uncertainty regarding the content, timing and impact of regulatory capital and liquidity requirements; the impact of adverse changes to total loss-absorbing capacity requirements, stress capital buffer requirements and/or global systemically important bank surcharges; the potential impact of actions of the Board of Governors of the Federal Reserve System on the Company’s capital plans; the effect of regulations, other guidance or additional information on the impact from the Tax Cuts and Jobs Act; the impact of implementation and compliance with U.S. and international laws, regulations and regulatory interpretations, including, but not limited to, recovery and resolution planning requirements, Federal Deposit Insurance Corporation assessments, the Volcker Rule, fiduciary standards, derivatives regulations and the Coronavirus Aid, Relief, and Economic Security Act and any similar or related rules and regulations; a failure or disruption in or breach of the Company’s operational or security systems or infrastructure, or those of third parties, including as a result of cyber-attacks or campaigns; the impact on the Company’s business, financial condition and results of operations from the United Kingdom's exit from the European Union; the impact of any future federal government shutdown and uncertainty regarding the federal government’s debt limit or changes to the U.S. presidential administration and Congress; the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the COVID-19 pandemic and its impact on the U.S. and/or global economy, financial market conditions and our business, results of operations and financial condition; the impact of natural disasters, military conflict, terrorism or other geopolitical events; and other matters. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. 31

Important Presentation Information • The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. • Effective January 1, 2020, the Company adopted the new current expected credit losses (CECL) accounting standard that measures the allowance based on management’s best estimate of lifetime expected credit losses inherent in the Company’s lending activities. Prior periods included in this presentation reflect measurement of the allowance based on management’s estimate of probable incurred credit losses. • The Company may present certain metrics and ratios, including year-over-year comparisons of revenue, noninterest expense and pretax income, excluding certain items (e.g., DVA) that are in non-GAAP financial measures. The Company believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. For more information about the non-GAAP financial measures contained herein, please see the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations in the earnings press release for the quarter ended September 30, 2020, and other earnings-related information available through the Bank of America Investor Relations website at: http://investor.bankofamerica.com. • The Corporation presents certain key financial and nonfinancial performance indicators that management uses when assessing consolidated and/or segment results. The Corporation believes this information is useful because it provides management with information about underlying operational performance and trends. KPIs are presented in 3Q20 Financial Results on slide 5 and on the Summary Income Statement for each segment. • The Company views net interest income and related ratios and analyses on a fully taxable-equivalent (FTE) basis, which when presented on a consolidated basis are non-GAAP financial measures. The Company believes managing the business with net interest income on an FTE basis provides investors with a more accurate picture of the interest margin for comparative purposes. The Company believes that the presentation allows for comparison of amounts from both taxable and tax- exempt sources and is consistent with industry practices. The FTE adjustment was $114MM, $128MM, $144MM, $145MM and $148MM for 3Q20, 2Q20, 1Q20, 4Q19 and 3Q19, respectively. • The Company allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk- based capital models. The Company's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. As a result of this process, in the first quarter of 2020, the Company adjusted the amount of capital being allocated to its business segments. 32